UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No. 811-07261

CREDIT SUISSE TRUST

(Exact Name of Registrant as Specified in Charter)

Eleven Madison Avenue, New York, New York 10010

(Address of Principal Executive Offices)                (Zip Code)

John G. Popp

Credit Suisse Trust

Eleven Madison Avenue

New York, New York 10010

Registrant’s telephone number, including area code: (212) 325-2000

Date of fiscal year end: December 31st

Date of reporting period: January 1, 2022 to December 31, 2022

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

December 31, 2022

◼  CREDIT SUISSE TRUST
COMMODITY RETURN STRATEGY PORTFOLIO

The Portfolio's investment objective, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Portfolio, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by visiting our website at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Portfolio is advised by Credit Suisse Asset Management, LLC.

Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report
December 31, 2022 (unaudited)

December 31, 2022

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") for the 12 months ended December 31, 2022.

Performance Summary
01/01/22 – 12/31/22

Fund & Benchmark
Class 1[1]	16.03%
Class 2[1]	16.34%
Bloomberg Commodity Index Total Return[3]	16.09%

Market and Strategy Review:

Commodities increased for the 12 months ended December 31, 2022. The Bloomberg Commodity Index Total Return (the "Benchmark") rose 16.09%, with 16 out of 23 index constituents posting gains.

For the 12 months ended December 31, 2022, the Portfolio outperformed the Benchmark gross of fees and fund expenses. Commodity strategies contributed positively to relative performance and the underlying cash management detracted from relative performance. The Portfolio held derivatives linked to futures contracts that expire on different dates than those held within the Benchmark; this forward curve positioning in the Energy, Agriculture Industrial Metals and Precious Metals sectors contributed positively to benchmark-relative performance while positioning within the Livestock sector detracted from returns.

Energy was the top-performing sector in the Index in 2022, returning 36.22%. All components of the Energy sector experienced strong positive results. While much of the year's gains were directly or indirectly related to Russia's invasion of Ukraine, OPEC+(a) also slowly increased production through most of the year, allowing supplies to remain tight particular in the first half of 2022.

Industrial Metals dropped 2.40%, as fears of an economic slowdown in China resulting from strict COVID-19 related lockdowns negatively impacted the prices of commodities strongly linked to economic activity, such as Copper and Aluminum.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2022 (unaudited)

Agriculture rose 15.55%, led by Soybeans and Soybean products. From December 2021 through early February 2022, intensifying La Nina conditions led to adverse drought conditions in southern Brazil, Argentina, and Paraguay as well as flooding and overcast conditions in central and northeastern Brazil, reducing soybean conditions and projected yields for the upcoming crop.

Livestock gained 7.44%, as the United States Department of Agriculture (USDA) reported lower cattle inventory and calf crop in both semi-annual reports compared to the levels one year prior. Beef exports to China also continued to increase from the previous year.

Precious Metals were approximately flat, rising 0.12% due to strength in Silver, which gained in the last few months of the year as weaker-than-expected inflation numbers increased expectations of slowing interest rate hikes, thus reducing opportunity cost of holding Silver.

Outlook:

For the remainder of the winter, two meaningful catalysts for commodity returns are likely to be weather and developments in the war in Ukraine. Despite a recent drop in natural gas prices, there is still time for colder weather to increase demand and prices if there are colder temperatures later in the winter. Additionally, the continued dry South American weather has the potential to affect corn and soybeans prices in upcoming months. With regard to the conflict in Ukraine, recent tightening of sanctions affecting Russian oil and petroleum product exports have the potential to affect global supply. If those sanctions eventually also extend to more Russian metal producers, volatility in multiple sectors could increase.

The Credit Suisse Commodities Management Team

Christopher Burton
Scott Ikuss

This Portfolio is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. The Portfolio's investment in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investment in traditional securities, particularly in investments involving leverage.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2022 (unaudited)

The use of derivatives such as commodity-linked structured notes, swaps and futures entails substantial risks, including risk of loss of a significant portion of their principal value, commodity exposure risk, correlation risk, credit risk derivatives risk, exposure risk, fixed income risk, focus risk, futures contract risk, illiquidity risk, interest rate risk, leveraging risk, market risk, non-diversified status risk, portfolio turnover risk, structured note risk, subsidiary risk, swap agreements risk, tax risk and U.S. government securities risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative's cost. At any time, the risk of loss of any individual security held by the Portfolio could be significantly higher than 50% of the security's value. For a detailed discussion of these and other risks, please refer to the Portfolio's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

The views of the Portfolio's management are as of the date of this letter and the Portfolio holdings described in this document are as of December 31, 2022; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

(a)  OPEC+ includes the thirteen OPEC members and ten of the world's major non-OPEC oil exporting nations.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2022 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Commodity Return Strategy Portfolio1 Class 1
Shares, Class 2 Shares and the Bloomberg Commodity Index
Total Return3 For Ten Years

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. The Portfolio entered into a written contract to limit expenses to 1.05% for Class 1 shares and 0.80% for Class 2 shares of the Portfolio's average daily net assets through at least May 1, 2024.

2  Return represents performance from May 1, 2020 (inception date of Class 2) to December 31, 2022.

3  The Bloomberg Commodity Index Total Return is composed of futures contracts on 23 physical commodities. The Index does not have transactions costs and investors may not invest directly in the Index.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2022 (unaudited)

Average Annual Returns as of December 31, 20221

	1 Year	5 Years	10 Years
Class 1	16.03%	6.62%	(1.34)%
Class 2[2]	16.34%	—	—

Returns represent past performance and include change in share price and reinvestment of dividends, capital gains, and return of capital distributions, if any. Past performance cannot guarantee future results. Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance information current to the most recent month end is available at www.credit-suisse.com/us/funds.

The annualized gross expense ratios are 1.05% for Class 1 shares and 0.77% for Class 2 shares. The annualized net expense ratio after fee waivers and/or expense reimbursements are 1.05% for Class 1 shares and 0.77% for Class 2 shares.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. The Portfolio entered into a written contract to limit expenses to 1.05% for Class 1 shares and 0.80% for Class 2 shares of the Portfolio's average daily net assets through at least May 1, 2024.

2  Class 2's commencement date was May 1, 2020.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2022 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six months ended December 31, 2022.

The table illustrates your Portfolio's expenses in two ways:

•  Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line.

•  Hypothetical 5% Portfolio Return. This helps you to compare the Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the Period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2022 (unaudited)

Expenses and Value for a $1,000 Investment
for the six-month period ended December 31, 2022

Actual Portfolio Return	Class 1	Class 2
Beginning Account Value 07/01/22	$1,000.00	$1,000.00
Ending Account Value 12/31/22	$981.10	$982.40
Expenses Paid per $1,000*	$5.24	$3.90
Hypothetical 5% Portfolio Return
Beginning Account Value 07/01/22	$1,000.00	$1,000.00
Ending Account Value 12/31/22	$1,019.91	$1,021.27
Expenses Paid per $1,000*	$5.35	$3.97
Annualized Expense Ratios*	1.05%	0.78%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratio" in the tables are based on actual expenses paid by the Portfolio during the Period, net of fee waivers and/or actual expense reimbursements, if applicable. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's Prospectus.

Portfolio Breakdown**

Commodity Indexed Structured Notes	6.01%
United States Agency Obligations	32.28
United States Treasury Obligations	59.25
Short-term Investments	2.46
Total	100.00%

**  Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments
December 31, 2022

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
COMMODITY INDEXED STRUCTURED NOTES (5.9%)
$14,000	Bank of Montreal, Commodity Index Linked Senior Unsecured Notes, Rule 144A, SOFR(1),(2),(3)	(A+, Aa2)	12/20/23	4.300	$13,929,174
30,000	Royal Bank of Canada, Commodity Index Linked Senior Unsecured Notes, Rule 144A, FEDL01(1),(2),(3)	(AA-, Aa1)	05/23/23	4.330	21,781,092
TOTAL COMMODITY INDEXED STRUCTURED NOTES (Cost $44,000,000)					35,710,266
UNITED STATES AGENCY OBLIGATIONS (31.7%)
2,600	Federal Farm Credit Banks, SOFR + 0.040%(1)	(AA+, Aaa)	05/15/24	4.340	2,601,161
7,000	Federal Farm Credit Banks, USBMMY3M + 0.035%(1)	(AA+, Aaa)	05/03/23	4.433	7,001,019
36,500	Federal Farm Credit Banks, SOFR + 0.380%(1)	(AA+, Aaa)	05/08/23	4.680	36,539,545
1,000	Federal Farm Credit Banks	(AA+, Aaa)	09/01/23	0.300	971,224
5,000	Federal Farm Credit Banks, SOFR + 0.025%(1)	(AA+, Aaa)	09/27/23	4.325	5,001,063
2,000	Federal Farm Credit Banks, SOFR + 0.135%(1)	(AA+, Aaa)	11/06/23	4.435	2,000,450
7,400	Federal Farm Credit Banks, SOFR + 0.040%(1)	(AA+, Aaa)	02/05/24	4.340	7,394,242
26,000	Federal Home Loan Banks, SOFR + 0.060%(1)	(AA+, Aaa)	04/10/23	4.360	26,002,858
6,000	Federal Home Loan Banks, SOFR + 0.015%(1)	(AA+, Aaa)	03/15/23	4.315	6,000,034
5,000	Federal Home Loan Banks, SOFR + 0.035%(1)	(AA+, Aaa)	05/19/23	4.335	5,001,427
3,700	Federal Home Loan Banks	(AA+, Aaa)	02/28/24	2.125	3,578,643
2,000	Federal Home Loan Banks	(AA+, Aaa)	02/26/26	0.620	1,775,692
5,600	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	05/05/23	0.375	5,522,723
6,100	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	06/26/23	0.250	5,974,348
6,000	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	05/24/24	0.400	5,646,361
7,643	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	06/18/24	0.430	7,175,381
7,100	Federal Home Loan Mortgage Corp.(4)	(AA+, Aaa)	07/21/25	0.375	6,432,217
6,200	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	08/28/25	4.200	6,128,084
9,000	Federal National Mortgage Association	(AA+, Aaa)	05/22/23	0.250	8,850,179
14,200	Federal National Mortgage Association	(AA+, Aaa)	07/10/23	0.250	13,867,707
900	Federal National Mortgage Association	(AA+, Aaa)	11/27/23	0.250	864,610
2,300	Federal National Mortgage Association	(AA+, Aaa)	06/14/24	0.375	2,155,692
13,000	Federal National Mortgage Association	(AA+, Aaa)	08/28/24	3.875	12,817,010
6,000	Federal National Mortgage Association	(AA+, Aaa)	04/22/25	0.625	5,517,933
7,500	Federal National Mortgage Association	(AA+, Aaa)	06/17/25	0.500	6,831,518
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $195,540,914)					191,651,121

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2022

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES TREASURY OBLIGATIONS (58.3%)
$5,900	United States Treasury Bills(5)	(AA+, Aaa)	03/23/23	1.588	$5,845,151
4,200	United States Treasury Bills(5)	(AA+, Aaa)	06/15/23	3.026	4,115,428
3,200	United States Treasury Bills(5)	(AA+, Aaa)	08/10/23	3.192	3,113,785
29,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.037%(1),(6)	(AA+, Aaa)	07/31/24	4.435	28,968,268
9,960	United States Treasury Floating Rate Notes, USBMMY3M + 0.049%(1)	(AA+, Aaa)	01/31/23	4.447	9,962,058
69,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.034%(1)	(AA+, Aaa)	04/30/23	4.432	69,049,369
54,500	United States Treasury Floating Rate Notes, USBMMY3M + 0.029%(1)	(AA+, Aaa)	07/31/23	4.427	54,546,008
34,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.035%(1)	(AA+, Aaa)	10/31/23	4.433	34,029,233
85,000	United States Treasury Floating Rate Notes, USBMMY3M - 0.015%(1),(7)	(AA+, Aaa)	01/31/24	4.383	85,005,361
44,000	United States Treasury Floating Rate Notes, USBMMY3M - 0.075%(1),(6)	(AA+, Aaa)	04/30/24	4.323	43,918,131
3,000	United States Treasury Notes	(AA+, Aaa)	04/30/23	0.125	2,958,797
6,900	United States Treasury Notes	(AA+, Aaa)	08/31/24	3.250	6,759,844
3,600	United States Treasury Notes	(AA+, Aaa)	08/15/25	3.125	3,498,328
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $352,133,037)					351,769,761
SHORT-TERM INVESTMENTS (2.5%)
14,611,971	State Street Institutional U.S. Government Money Market Fund - Premier Class, 4.12%				14,611,971
592,800	State Street Navigator Securities Lending Government Money Market Portfolio, 4.34%(8)				592,800
TOTAL SHORT-TERM INVESTMENTS (Cost $15,204,771)					15,204,771
TOTAL INVESTMENTS AT VALUE (98.4%) (Cost $606,878,722)					594,335,919
OTHER ASSETS IN EXCESS OF LIABILITIES (1.6%)					9,445,604
NET ASSETS (100.0%)					$603,781,523

†  Credit ratings given by the S&P Global Ratings Division of S&P Global Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

(1)  Variable rate obligation — The interest rate shown is the rate in effect as of December 31, 2022.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, these securities amounted to a value of $35,710,266 or 5.9% of net assets.

(3)  Return on security is linked to the Bloomberg Commodity Index Total Return. The Bloomberg Commodity Index Total Return is composed of futures contracts on 23 physical commodities.

(4)  Security or portion thereof is out on loan (See Note 2-J).

(5)  Securities are zero coupon. Rate presented is cost yield as of December 31, 2022.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2022

(6)  At December 31, 2022, $15,977,010 in the value of these securities has been pledged to cover initial margin requirements for open futures contracts.

(7)  At December 31, 2022, $10,846,651 in the value of this security has been pledged as collateral for open swap contracts.

(8)  Represents security purchased with cash collateral received for securities on loan.

INVESTMENT ABBREVIATIONS

FEDL01 = Federal Funds Rate

SOFR = Secured Overnight Financing Rate

USBMMY3M = U.S. Treasury 3 Month Bill Money Market Yield

Futures Contracts

Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Contracts to Purchase
Agriculture
Coffee "C" Futures	USD	Mar 2023	46	$2,885,925	$(506,197)
Corn Futures	USD	Mar 2023	266	9,024,050	16,514
Cotton No. 2 Futures	USD	Mar 2023	35	1,458,975	(13,168)
Soybean Futures	USD	Mar 2023	119	9,067,800	382,916
Soybean Meal Futures	USD	Mar 2023	122	5,746,200	831,241
Soybean Oil Futures	USD	Mar 2023	128	4,920,576	(86,925)
Sugar No. 11 Futures	USD	Apr 2023	191	4,004,582	(115,327)
Wheat Futures	USD	Mar 2023	62	2,752,800	(200,818)
Wheat Futures	USD	Mar 2023	112	4,435,200	(317,719)
					$(9,483)
Energy
Brent Crude Oil Futures	USD	Jan 2023	123	10,566,930	$(157,184)
Gasoline RBOB Futures	USD	Feb 2023	33	3,434,924	396,970
Light Sweet Crude Oil Futures	USD	Feb 2023	151	12,147,950	846,521
Low Sulphur Gasoil Futures	USD	Mar 2023	54	4,765,500	329,218
Natural Gas Futures	USD	Feb 2023	635	26,060,400	(10,601,550)
NY Harbor ULSD Futures	USD	Feb 2023	29	3,872,265	319,163
					$(8,866,862)
Industrial Metals
LME Nickel Futures	USD	Mar 2023	33	5,948,910	$796,530
LME Primary Aluminum Futures	USD	Mar 2023	86	5,099,822	81,510
LME Zinc Futures	USD	Mar 2023	54	4,018,275	143,980
					$1,022,020

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2022

Futures Contracts (continued)

Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Livestock
Lean Hogs Futures	USD	Feb 2023	73	$2,560,840	$90,492
Live Cattle Futures	USD	Feb 2023	92	5,810,720	135,074
					$225,566
Precious Metals
Copper Futures	USD	May 2023	70	6,675,375	$803,045
Gold 100 oz. Futures	USD	Feb 2023	122	22,279,640	1,682,485
Silver Futures	USD	Mar 2023	62	7,452,400	1,653,082
					$4,138,612
Contracts to Sell
Energy
Natural Gas Futures	USD	Apr 2023	(341)	(13,404,710)	$3,354,733
Industrial Metals
LME Zinc Futures	USD	Mar 2023	(4)	(297,650)	$(35)
					$(135,449)

Commodity Index Swap Contracts

Currency	Notional Amount	Expiration Date	Counterparty	Receive	Pay	Payment Frequency	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
USD	$22,546,083	01/04/23	Bank of America	Bloomberg Commodity Index Total Return	4.46%	At Maturity	$—	$(470,048)
USD	31,946,004	01/04/23	Bank of America	Merrill Lynch Commodity Index Extra CS2T Total Return(a)	4.61%	At Maturity	—	(672,434)
USD	47,595,116	01/04/23	Macquarie Bank Ltd.	Bloomberg Commodity Index Total Return	4.44%	At Maturity	—	(991,470)
USD	42,616,853	01/04/23	Macquarie Bank Ltd.	Macquarie Commodity Customized Product 112T Index(b)	4.61%	At Maturity	—	(959,257)
USD	75,679,791	01/04/23	Societe Generale	Bloomberg Commodity Index Total Return	4.46%	At Maturity	—	(1,577,796)

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2022

Commodity Index Swap Contracts (continued)

Currency	Notional Amount	Expiration Date	Counterparty	Receive	Pay	Payment Frequency	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
USD	$44,751,140	01/04/23	Societe Generale	Bloomberg Commodity Index 2 Month Forward Total Return	4.49%	At Maturity	$—	$(401,999)
USD	37,974,489	01/04/23	Societe Generale	Societe Generale P04 TR Index(c)	4.61%	At Maturity	—	(962,159)
USD	27,831,084	01/04/23	UBS	Bloomberg Commodity Index Total Return	4.46%	At Maturity	—	(580,231)
							$—	$(6,615,394)

(a)  The index seeks to provide exposure to a diversified group of commodities, inclusive of energy, grains, meats, metals, precious, softs, and textiles. The Portfolio has indirect exposure to all of the below underlying positions that make up the custom index. When applicable, the table is limited to the largest 50 positions (based on absolute market value) and any other position where the notional value for the position exceeds 1% of the notional value of the index.

Commodity Name	Weight	Quantity(1)	12/31/22 Value(1)
CBOT Bean Oil MAR 23 Futures	3.31%	27.69	$1,064,550
CBOT Corn MAR 23 Futures	6.00%	56.92	1,931,054
NYMEX WTI Crude Oil MAR 23 Futures	7.62%	30.47	2,451,347
ICE Brent Crude Oil MAR 23 Futures	6.78%	25.39	2,181,481
NYBOT Cotton MAR 23 Futures	1.04%	8.04	335,349
COMEX Gold FEB 23 Futures	14.61%	25.75	4,702,195
COMEX High Grade Copper MAR 23 Futures	4.45%	15.03	1,432,019
NYMEX Heating Oil MAR 23 Futures	2.42%	5.82	777,674
NYBOT Coffee MAR 23 Futures	1.87%	9.61	603,002
KCBOT Kansas Wheat MAR 23 Futures	1.86%	13.48	598,585
LME Aluminium MAR 23 Futures	3.30%	17.91	1,062,015
CME Live Cattle FEB 23 Futures	3.93%	20.03	1,264,842
CME Lean Hogs FEB 23 Futures	1.79%	16.41	575,637
LME Nickel MAR 23 Futures	3.79%	6.76	1,218,460
LME Zinc MAR 23 Futures	2.54%	10.98	817,359
NYMEX Nat Gas MAR 23 Futures	9.13%	71.65	2,940,338
ICE Gas Oil MAR 23 Futures	3.03%	11.06	976,462
CBOT Soybeans MAR 23 Futures	6.04%	25.53	1,945,248
NYBOT Sugar MAY 23 Futures	2.84%	43.62	914,648
COMEX Silver MAR 23 Futures	4.86%	13.01	1,564,050

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2022

Commodity Name	Weight	Quantity(1)	12/31/22 Value(1)
CBOT Soy Meal MAR 23 Futures	3.78%	25.84	$1,217,264
CBOT Wheat MAR 23 Futures	2.88%	23.40	926,497
NYMEX Unleaded Gasoline MAR 23 Futures	2.15%	6.63	690,585

(1)  Amounts represent quantity and value of index components as they relate specifically to the Portfolio's swap position as of December 31, 2022.

(b)  The index seeks to provide exposure to a diversified group of commodities, inclusive of energy, livestock and meat, agricultural and metals. The Portfolio has indirect exposure to all of the below underlying positions that make up the custom index. When applicable, the table is limited to the largest 50 positions (based on absolute market value) and any other position where the notional value for the position exceeds 1% of the notional value of the index.

Commodity Name	Weight	Quantity(1)	12/31/22 Value(1)
CBOT Bean Oil MAR 23 Futures	3.31%	36.02	$1,384,665
CBOT Corn DEC 23 Futures	5.90%	80.77	2,466,639
NYMEX WTI Crude Oil MAR 23 Futures	7.62%	39.63	3,188,477
NYBOT Cotton MAR 23 Futures	1.04%	10.46	436,190
COMEX Gold FEB 23 Futures	14.62%	33.49	6,116,165
COMEX High Grade Copper MAR 23 Futures	4.45%	19.55	1,862,633
NYMEX Heating Oil MAR 23 Futures	2.42%	7.58	1,011,523
NYBOT Coffee MAR 23 Futures	1.88%	12.50	784,328
KCBOT Kansas Wheat MAR 23 Futures	1.86%	17.54	778,582
CME Live Cattle FEB 23 Futures	3.93%	26.05	1,645,185
ICE Brent Crude Oil MAR 23 Futures	6.78%	33.03	2,837,462
ICE Gas Oil MAR 23 Futures	3.04%	14.39	1,270,088
CME Lean Hogs FEB 23 Futures	1.79%	21.34	748,734
LME Aluminium MAR 23 Futures	3.30%	23.29	1,381,367
LME Nickel MAR 23 Futures	3.79%	8.79	1,584,857
LME Zinc MAR 23 Futures	2.54%	14.29	1,063,142
NYMEX Nat Gas MAR 23 Futures	9.14%	93.19	3,824,510
NYMEX Unleaded Gasoline MAR 23 Futures	2.15%	8.63	898,246
CBOT Soybeans MAR 23 Futures	6.05%	33.20	2,530,192
NYBOT Sugar MAY 23 Futures	2.84%	56.74	1,189,687
COMEX Silver MAR 23 Futures	4.86%	16.92	2,034,367
CBOT Soy Meal MAR 23 Futures	3.79%	33.62	1,583,301
CBOT Wheat MAR 23 Futures	2.88%	30.43	1,205,099

(1)  Amounts represent quantity and value of index components as they relate specifically to the Portfolio's swap position as of December 31, 2022.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2022

(c)  The index seeks to provide exposure to a diversified group of commodities, inclusive of energy, livestock and meat, agricultural and metals. The Portfolio has indirect exposure to all of the below underlying positions that make up the custom index. When applicable, the table is limited to the largest 50 positions (based on absolute market value) and any other position where the notional value for the position exceeds 1% of the notional value of the index.

Commodity Name	Weight	Quantity(1)	12/31/22 Value(1)
LME Aluminium MAR 23 Futures	3.30%	21.28	$1,262,124
ICE Brent Crude Oil MAR 23 Futures	6.78%	30.18	2,593,133
CBOT Bean Oil MAR 23 Futures	3.31%	32.91	1,265,186
NYMEX WTI Crude Oil MAR 23 Futures	7.61%	36.22	2,913,831
NYBOT Coffee MAR 23 Futures	1.87%	11.43	716,786
CBOT Corn MAY 23 Futures	5.99%	67.58	2,290,805
NYBOT Cotton MAR 23 Futures	1.04%	9.56	398,384
COMEX High Grade Copper MAR 23 Futures	4.45%	17.87	1,702,222
ICE Gas Oil MAY 23 Futures	3.02%	13.87	1,154,970
NYMEX Heating Oil MAY 23 Futures	2.40%	7.32	916,552
CME Live Cattle FEB 23 Futures	3.93%	23.80	1,503,221
CME Lean Hogs FEB 23 Futures	1.79%	19.51	684,257
NYMEX Nat Gas MAR 23 Futures	9.13%	85.16	3,495,143
LME Nickel MAR 23 Futures	3.78%	8.03	1,448,114
NYMEX Unleaded Gasoline MAR 23 Futures	2.15%	7.89	820,878
CBOT Soy Meal MAR 23 Futures	3.77%	30.66	1,444,287
CBOT Soybeans MAY 23 Futures	6.05%	30.27	2,315,298
NYBOT Sugar JUL 23 Futures	2.85%	54.20	1,091,443
KCBOT Kansas Wheat MAY 23 Futures	1.86%	16.13	711,428
CBOT Wheat MAY 23 Futures	2.87%	27.50	1,098,331
COMEX Silver MAR 23 Futures	4.86%	15.47	1,859,127
COMEX Gold FEB 23 Futures	14.60%	30.60	5,587,330
LME Zinc MAR 23 Futures	2.54%	13.05	971,277

(1)  Amounts represent quantity and value of index components as they relate specifically to the Portfolio's swap position as of December 31, 2022.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statement of Assets and Liabilities
December 31, 2022

Assets
Investments at value, including collateral for securities on loan of $592,800 (Cost $606,878,722) (Note 2)	$594,335,919[1]
Cash	338
Cash segregated at brokers for futures contracts and swap contracts (Note 2)	12,962,697
Interest receivable	3,989,109
Variation margin receivable on futures contracts (Note 2)	544,835
Receivable for Portfolio shares sold	249,497
Prepaid expenses and other assets	4,591
Total assets	612,086,986
Liabilities
Investment advisory fee payable (Note 3)	603,941
Administrative services fee payable (Note 3)	29,725
Shareholder servicing/Distribution fee payable (Note 3)	16,050
Unrealized depreciation on open swap contracts (Note 2)	6,615,394
Payable upon return of securities loaned (Note 2)	592,800
Payable for Portfolio shares redeemed	97,770
Trustees' fee payable	10,464
Accrued expenses	339,319
Total liabilities	8,305,463
Net Assets
Capital stock, $.001 par value (Note 6)	24,620
Paid-in capital (Note 6)	511,567,350
Total distributable earnings (loss)	92,189,553
Net assets	$603,781,523
Class 1 Shares
Net assets	$37,182,465
Shares outstanding	1,522,685
Net asset value, offering price and redemption price per share	$24.42
Class 2 Shares
Net assets	$566,599,058
Shares outstanding	23,096,959
Net asset value and offering price per share	$24.53

1  Includes $580,274 of securities on loan.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statement of Operations
For the Year Ended December 31, 2022

Investment Income
Interest	$11,582,227
Securities lending (net of rebates)	42,547
Total investment income	11,624,774
Expenses
Investment advisory fees (Note 3)	3,973,550
Administrative services fees (Note 3)	110,363
Shareholder servicing/Distribution fees (Note 3)
Class 1	105,635
Transfer agent fees	747,358
Audit and tax fees	96,412
Trustees' fees	82,805
Custodian fees	67,711
Printing fees	28,581
Insurance expense	28,480
Commitment fees (Note 4)	10,598
Recoupment of previously waived fees (Note 3)	14,335
Miscellaneous expense	10,288
Total expenses	5,276,116
Net investment income	6,348,658
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Swap Contracts
Net realized gain from investments	42,454
Net realized gain from futures contracts	8,198,831
Net realized gain from swap contracts	137,065,329
Net change in unrealized appreciation (depreciation) from investments	(12,255,751)
Net change in unrealized appreciation (depreciation) from futures contracts	(1,514,911)
Net change in unrealized appreciation (depreciation) from swap contracts	(29,950,163)
Net realized and unrealized gain from investments, futures contracts and swap contracts	101,585,789
Net increase in net assets resulting from operations	$107,934,447

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
From Operations
Net investment income (loss)	$6,348,658	$(3,399,669)
Net realized gain from investments, futures contracts and swap contracts	145,306,614	130,969,995
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	(43,720,825)	11,700,821
Net increase in net assets resulting from operations	107,934,447	139,271,147
From Distributions
From distributable earnings
Class 1	(7,067,373)	(1,421,527)
Class 2	(103,984,872)	(28,138,569)
Net decrease in net assets resulting from distributions	(111,052,245)	(29,560,096)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	46,030,520	42,878,281
Reinvestment of distributions	111,052,245	29,560,096
Net asset value of shares redeemed	(164,587,469)	(56,949,027)
Net increase (decrease) in net assets from capital share transactions	(7,504,704)	15,489,350
Net increase (decrease) in net assets	(10,622,502)	125,200,401
Net Assets
Beginning of year	614,404,025	489,203,624
End of year	$603,781,523	$614,404,025

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Financial Highlights
(For a Class 1 Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2022	2021[1]	2020[1]	2019[1]	2018[1]
Per share data
Net asset value, beginning of year	$24.74	$20.28	$22.02	$20.82	$24.18
INVESTMENT OPERATIONS
Net investment income (loss)[2]	0.18	(0.20)	0.00[3]	0.24	0.24
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	4.13	5.85	(0.60)	1.14	(3.00)
Total from investment operations	4.31	5.65	(0.60)	1.38	(2.76)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(4.63)	(1.19)	(1.14)	(0.18)	(0.60)
Return of capital	—	—	(0.00)[3]	—	—
Total dividends and distributions	(4.63)	(1.19)	(1.14)	(0.18)	(0.60)
Net asset value, end of year	$24.42	$24.74	$20.28	$22.02	$20.82
Total return[4]	16.03%	27.90%	(1.48)%	6.69%	(11.66)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$37,182	$30,902	$20,156	$453,138	$389,931
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.04%
Ratio of net investment income (loss) to average net assets	0.70%	(0.85)%	0.13%	1.22%	0.93%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—%	—%	0.01%	0.00%[5]	—%
Portfolio turnover rate[6]	49%	29%	184%	148%	105%

1  A one for six reverse share split, effective October 15, 2021, has been retroactively applied. See Note 6 in the Notes to Financial Statements.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and include change in share price and reinvestment of all distributions.

5  This amount represents less than 0.01%.

6  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Financial Highlights
(For a Class 2 Share of the Portfolio Outstanding Throughout Each Period)

	For the Year Ended December 31,		Period from May 1, 2020 (inception date) to
	2022	2021[1]	December 31, 2020[1]
Per share data
Net asset value, beginning of period	$24.79	$20.28	$15.78
INVESTMENT OPERATIONS
Net investment income (loss)[2]	0.25	(0.14)	(0.06)
Net gain from investments, futures contracts and swap contracts (both realized and unrealized)	4.14	5.91	4.56
Total from investment operations	4.39	5.77	4.50
LESS DIVIDENDS
Dividends from net investment income	(4.65)	(1.26)	—
Total dividends	(4.65)	(1.26)	—
Net asset value, end of period	$24.53	$24.79	$20.28
Total return[3]	16.34%	28.46%	28.52%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$566,599	$583,502	$469,048
Ratio of net expenses to average net assets	0.77%	0.78%	0.80%[4]
Ratio of net investment income (loss) to average net assets	0.96%	(0.57)%	(0.32)%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—%	—%	0.01%[4]
Portfolio turnover rate[5]	49%	29%	184%

1  A one for six reverse share split, effective October 15, 2021, has been retroactively applied. See Note 6 in the Notes to Financial Statements.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and include change in share price and reinvestment of all distributions. Total returns for periods less than one year are not annualized.

4  Annualized.

5  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements
December 31, 2022

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which currently offers the Commodity Return Strategy Portfolio (the "Portfolio"). The Portfolio is a non-diversified, open-end management investment company that seeks total return that exceeds the return of its benchmark index, the Bloomberg Commodity Index Total Return (the "Benchmark"). Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

Credit Suisse Asset Management, LLC ("Credit Suisse" or the "Adviser"), the investment adviser to the Portfolio, is registered as an investment adviser with the Securities and Exchange Commission and as a Commodity Pool Operator with the Commodity Futures Trading Commission. The Portfolio intends to gain exposure to commodity derivatives through investing in a wholly-owned subsidiary, Credit Suisse Cayman Commodity Fund II, Ltd. (the "Subsidiary"), organized under the laws of the Cayman Islands. The Subsidiary invests in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is managed by the same portfolio managers that manage the Portfolio and the accompanying financial statements reflect the financial position of the Portfolio and the Subsidiary and the results of operations on a consolidated basis. The consolidated financial statements include portfolio holdings of the Portfolio and the Subsidiary and all intercompany transactions and balances have been eliminated. The Portfolio may invest up to 25% of its total assets in the Subsidiary. As of December 31, 2022, the Portfolio held $94,403,427 in the Subsidiary, representing 15.6% of the Portfolio's consolidated net assets. For the year ended December 31, 2022, the net realized gain on securities and other financial instruments held in the Subsidiary was $145,289,434.

Subsequent references to the Portfolio within the Notes to Consolidated Financial Statements collectively refer to the Portfolio and the Subsidiary, unless the context otherwise requires.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2022

Note 1. Organization (continued)

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. Each class of shares represents an equal pro rata interest in the Portfolio, except the share classes bear different expenses.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its consolidated financial statements. The policies are in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. The Portfolio is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The Board of Trustees (the "Board") is responsible for the Portfolio's valuation process. The Board has delegated the supervision of the daily valuation process to Credit Suisse, who has established a Pricing Committee and a Pricing Group, which, pursuant to the policies adopted by the Board, are responsible for making fair valuation determinations and overseeing the Portfolio's pricing policies. The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2022

Note 2. Significant Accounting Policies (continued)

index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Over the counter derivative financial instruments, such as swap agreements, generally derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Investments in open-ended mutual funds are valued at the net asset value as reported on each business day and under normal circumstances. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser, as the Board's valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with the Adviser's procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Trust to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, these securities will be fair valued in good faith by the Pricing Group, in accordance with procedures established by the Adviser.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2022

Note 2. Significant Accounting Policies (continued)

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1  –  quoted prices in active markets for identical investments

•  Level 2  –  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3  –  significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2022 in valuing the Portfolio's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
Commodity Indexed Structured Notes	$—	$35,710,266	$—	$35,710,266
United States Agency Obligations	—	191,651,121	—	191,651,121
United States Treasury Obligations	—	351,769,761	—	351,769,761
Short-term Investments	15,204,771	—	—	15,204,771
	$15,204,771	$579,131,148	$—	$594,335,919
Other Financial Instruments*
Futures Contracts	$11,863,474	$—	$—	$11,863,474
Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Futures Contracts	$11,998,923	$—	$—	$11,998,923
Swap Contracts	—	6,615,394	—	6,615,394

*  Other financial instruments include unrealized appreciation (depreciation) on futures and swap contracts.

For the year ended December 31, 2022, there were no transfers between Level 2 and Level 3. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Portfolio has adopted a derivatives risk management program pursuant to new Rule 18f-4 under the 1940 Act to assess and manage the Portfolio's derivatives risk, taking into account the Portfolio's derivatives transactions and how these transactions interact with the Portfolio's other investments. Because the Portfolio engages in derivatives transactions beyond a certain amount in order to pursue its investment objectives and policies, the Portfolio is required to comply with a value at risk ("VaR") based limit on its leverage

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2022

Note 2. Significant Accounting Policies (continued)

risk. The Portfolio adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a portfolio disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a portfolio's financial position, financial performance and cash flows. For the year ended December 31, 2022, the Portfolio's derivatives did not qualify for hedge accounting as they are held at fair value.

The following table presents the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at December 31, 2022 and the effect of these derivatives on the Consolidated Statement of Operations for the year ended December 31, 2022.

Primary Underlying Risk	Derivative Assets(1)	Derivative Liabilities(1)	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Commodity price
Futures contracts(2)	$11,863,474	$11,998,923	$8,198,831	$(1,514,911)
Total return swap contracts	—	6,615,394	137,065,329	(29,950,163)
	$11,863,474	$18,614,317	$145,264,160	$(31,465,074)

(1)  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

(2)  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only variation margin is reported with in the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The notional amount of futures contracts and swap contracts open at December 31, 2022 is reflected in the Consolidated Schedule of Investments. For the year ended December 31, 2022, the Portfolio held average monthly notional values of $47,498,799, $11,776,167 and $569,787,570 in long futures contracts, short futures contracts and swap contracts, respectively.

The Portfolio is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including total return, credit default and interest rate swaps) and foreign exchange contracts entered into by the Portfolio. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio's net assets below a specified threshold over a certain period of time.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2022

Note 2. Significant Accounting Policies (continued)

The following table presents by counterparty the Portfolio's derivative liabilities, net of related collateral pledged by the Portfolio, at December 31, 2022:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities
Bank of America	$1,142,482	$—	$—	$(1,142,482)	$—
Macquarie Bank Ltd.	1,950,727	—	—	(1,950,727)	—
Societe Generale	2,941,954	—	(2,941,954)	—	—
UBS	580,231	—	—	(580,231)	—
	$6,615,394	$—	$(2,941,954)	$(3,673,440)	$—

(a)  Swap contracts are included.

(b)  The actual collateral pledged may be more than the amounts shown.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Portfolio amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2022

Note 2. Significant Accounting Policies (continued)

E) FEDERAL AND OTHER TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships ("Qualifying Income"). The Portfolio may invest in structured notes designed to track the performance of the Benchmark. The Portfolio may, through its investment in the Subsidiary, invest in commodity-linked swaps and/or futures contracts.

If the Portfolio is unable to ensure continued qualification as a RIC, the Portfolio may be required to change its investment objective, policies or techniques, or may be liquidated. If the Portfolio fails to qualify as a RIC, the Portfolio will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Portfolio would be subject to the risk of diminished returns.

The Portfolio adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Portfolio has reviewed its current tax positions and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2022

Note 2. Significant Accounting Policies (continued)

F) CASH — The Portfolio's uninvested cash balance is held in an interest bearing variable rate demand deposit account at State Street Bank and Trust Company ("SSB"), the Portfolio's custodian.

G) FUTURES — The Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. The Portfolio may use futures contracts to gain exposure to or hedge against changes in commodities. Upon entering into a futures contract, the Portfolio is required to deposit cash and/or pledge U.S. Government securities as initial margin with a Futures Commission Merchant ("FCM"). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses in the Consolidated Statement of Operations until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Futures have minimal counterparty credit risk because futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. The Portfolio's open futures contracts are disclosed in the Consolidated Schedule of Investments. At December 31, 2022, the amount of restricted cash held at brokers related to open futures contracts was $1,138,842.

The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM's proprietary activities. A customer's cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM's segregation requirements. In the event of an FCM's insolvency, recovery may be limited to the Portfolio's pro-rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total of cash and other equity deposited.

H) SWAPS — The Portfolio may enter into commodity index swaps either for hedging purposes or to seek to increase total return. A swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2022

Note 2. Significant Accounting Policies (continued)

principal amount. The Portfolio will enter into swap contracts only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The extent of the Portfolio's exposure to credit and counterparty risks is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that the amount is positive. These risks are mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio's exposure to the counterparty. Therefore, the Portfolio considers the creditworthiness of each counterparty as well as the amounts posted by the counterparty pursuant to the master netting agreement to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Portfolio may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. The Portfolio may invest in total return swap contracts for hedging purposes or to seek to increase total return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

The Portfolio records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation from swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses from swap contracts. The Portfolio's open swap contracts are disclosed in the Consolidated Schedule of Investments. At December 31, 2022, the amount of restricted cash held at brokers related to open swap contracts was $11,823,855.

I) COMMODITY INDEXED STRUCTURED NOTES — The Portfolio may invest in structured notes whose value is based on the price movements of the Benchmark. The structured notes are often leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial instrument. The value of these notes will rise and fall in response to changes

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2022

Note 2. Significant Accounting Policies (continued)

in the Benchmark. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in the value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Payments are recorded as interest income. These notes are subject to prepayment, credit and interest rate risks. The Portfolio has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Portfolio records a realized gain or loss. At December 31, 2022, the value of these securities comprised 5.9% of the Portfolio's net assets and resulted in unrealized depreciation of $8,289,734.

J) SECURITIES LENDING — The initial collateral received by the Portfolio is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value of loaned securities is determined at the close of each business day of the Portfolio and any additional required collateral is delivered to the Portfolio, or excess collateral returned by the Portfolio, on the next business day. Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. As of December 31, 2022, the Portfolio had outstanding loans of securities to certain approved brokers for which the Portfolio received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Total Collateral
$580,274	$592,800	$592,800

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2022

Note 2. Significant Accounting Policies (continued)

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2022.

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Consolidated Statement of Assets and Liabilities(a)	Collateral Received(b)	Net Amount
$580,274	$(580,274)	$—

(a)  Represents market value of loaned securities at year end.

(b)  The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. Securities lending income is accrued as earned. During the year ended December 31, 2022, total earnings received in connection with securities lending arrangements was $253,044, of which $196,312 was rebated to borrowers (brokers). The Portfolio retained $42,547 in income, and SSB, as lending agent, was paid $14,185.

K) OTHER — The United Kingdom's Financial Conduct Authority announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average ("EONIA"), ceased to be published after December 31, 2021. It is possible that a subset of LIBOR settings will be published after these dates on a "synthetic" basis, but any such publications would be considered non-representative of the underlying market. The Secured Overnight Financing Rate, or "SOFR," is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the purchase agreement ("repo") market and has been used increasingly on a voluntary basis in new instruments and transactions. On March 15, 2022, the Adjustable Interest Rate Act was signed into law, providing a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2022

Note 2. Significant Accounting Policies (continued)

contracts governed by U.S. law, among other limitations. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions for which risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, including securities lending, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the consolidated financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio's Consolidated Statement of Assets and Liabilities.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser and co-administrator for the Portfolio. For its investment advisory and administration services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.59% of the Portfolio's average daily net assets. For the year ended December 31, 2022, investment advisory and administration fees earned by Credit Suisse were $3,973,550. Credit Suisse has contractually agreed to limit expenses so that the Portfolio's annual operating expenses do not exceed 1.05% of the Portfolio's average daily net assets for Class 1 shares and 0.80% of the Portfolio's average daily net assets for Class 2 shares. The Portfolio is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously reimbursed by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than thirty-six months following the applicable month during which such fees were

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2022

Note 3. Transactions with Affiliates and Related Parties (continued)

limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause the Portfolio to exceed the applicable expense limitation in the contract at the time the fees are recouped. This contract may not be terminated before May 1, 2024. For the year ended December 31, 2022, Credit Suisse recouped $14,335 ($14,335 in Class 1 and $0 in Class 2) of previously waived fees and expense reimbursements.

The amounts waived and reimbursed by Credit Suisse, which are available for potential future recoupment by Credit Suisse, and the expiration schedule at December 31, 2022 are as follows:

	Fee waivers/ expense reimbursements subject to recoupment	Expires December 31, 2023
Class 1	$14,069	$14,069
Class 2	—	—
	$14,069	$14,069

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Portfolio's shares. Pursuant to a distribution plan adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act, CSSU receives fees for its distribution services. These fees are calculated at an annual rate of 0.25% of the average daily net assets of the Class 1 shares. For the year ended December 31, 2022, Rule 12b-1 distribution fees with respect to Class 1 shares of the Portfolio were $105,635. The Portfolio has not adopted a Rule 12b-1 plan with respect to the Class 2 shares.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), with SSB in an aggregated amount of $125 million for temporary or emergency purposes under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Federal Funds Effective rate or the Overnight Bank Funding rate plus a spread. At December 31, 2022, and during the year ended December 31, 2022, the Portfolio had no borrowings outstanding under the Credit Facility.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2022

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2022, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$44,000,000	$0	$260,410,564	$280,282,940

Note 6. Capital Share Transactions

The Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Portfolio offers Class 1 and Class 2 shares. Transactions in capital shares for each class of the Portfolio were as follows:

	Class 1
	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Value	Shares[1]	Value
Shares sold	880,727	$24,174,085	693,391	$16,902,118
Shares issued in reinvestment of distributions	267,805	7,067,373	57,715	1,421,527
Shares redeemed	(874,982)	(22,696,877)	(496,547)	(12,403,189)
Net increase	273,550	$8,544,581	254,559	$5,920,456
	Class 2
	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Value	Shares[1]	Value
Shares sold	824,408	$21,856,435	1,102,918	$25,976,163
Shares issued in reinvestment of distributions	3,929,889	103,984,872	1,140,136	28,138,569
Shares redeemed	(5,197,386)	(141,890,592)	(1,808,192)	(44,545,838)
Net increase (decrease)	(443,089)	$(16,049,285)	434,862	$9,568,894

1  A one for six reverse share split, effective October 15, 2021, has been retroactively applied.

On August 18, 2021, reverse share splits were announced for each class of the Portfolio, pursuant to which shareholders received one share in exchange for every six shares of the Portfolio.

The reverse share splits were effective October 15, 2021. The reverse splits reduced the number of outstanding shares of each class of the Portfolio and proportionately increased the net asset value ("NAV") per share of each class of the Portfolio such that the market value of the Portfolio's shares will remain

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2022

Note 6. Capital Share Transactions (continued)

the same. The reverse share splits applied the same ratio to each class of shares of the Portfolio. A reverse share split does not alter the rights or total value of a shareholder's investment in the Portfolio, nor will it be a taxable event for Portfolio investors.

The Capital Share Transactions and Financial Highlights prior to October 15, 2021 for the Portfolio has been adjusted to reflect the reverse share split.

On December 31, 2022, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Class 1	2	83%
Class 2	4	100%

The Portfolio's performance may be negatively impacted in the event one or more of the Portfolio's greater than 5% shareholders were to redeem at a given time. Some of the shareholders may be omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Income Tax Information and Distributions to Shareholders

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid by the Portfolio during the years ended December 31, 2022 and 2021, was as follows:

Ordinary Income
2022	2021
$111,052,245	$29,560,096

The tax basis components of distributable earnings differ from book basis by temporary book/tax differences. These differences are primarily due to differing treatments of premium amortization accruals, and Subsidiary adjustments.

At December 31, 2022, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss	$(15,429,167)
Undistributed ordinary income	119,146,077
Unrealized depreciation	(11,527,357)
$92,189,553

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2022

Note 7. Income Tax Information and Distributions to Shareholders (continued)

For the year ended December 31, 2022, capital loss carry over used in current year was $17,180.

At December 31, 2022, the Portfolio had $10,954,579 of unlimited short-term capital loss carryforwards and $4,474,588 of unlimited long-term capital loss carryforwards available to offset possible future capital gains.

At December 31, 2022, the cost and net unrealized appreciation (depreciation) of investments and derivatives for income tax purposes were as follows:

Cost of Investments	$599,112,433
Unrealized appreciation	$14,171,641
Unrealized depreciation	(25,698,998)
Net unrealized appreciation (depreciation)	$(11,527,357)

To adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of premium amortization adjustments, and Subsidiary cumulative income/loss, paid-in capital was credited $55 and distributable earnings/loss was charged $55. Net assets were not affected by this reclassification.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Subsequent Events

In preparing the financial statements as of December 31, 2022, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of Credit Suisse Trust — Commodity Return Strategy Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Credit Suisse Trust — Commodity Return Strategy Portfolio and its subsidiary (the "Fund") as of December 31, 2022, the related consolidated statement of operations for the year ended December 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the consolidated financial highlights for each of the three years in the period ended December 31, 2022 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the three years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of the Fund as of and for the year ended December 31, 2019 and the consolidated financial highlights for the years ended December 31, 2019 and 2018 (not presented herein, other than the consolidated financial highlights), prior to the reflection of the reverse stock split as described in Note 6, were audited by other auditors whose report dated February 14, 2020 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

We also have audited the adjustments to the consolidated financial highlights for the years ended December 31, 2019 and 2018 to reflect the reverse stock split, as described in Note 6. In our opinion, such adjustments are appropriate and have been properly applied. We were not engaged to audit, review, or apply any procedures to the 2019 or 2018 consolidated financial statements and consolidated financial highlights of the Fund other than with respect to the adjustments and, accordingly, we do not express an opinion or any other form of assurance on the 2019 or 2018 consolidated financial statements and consolidated financial highlights taken as a whole.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public

Credit Suisse Trust — Commodity Return Strategy Portfolio
Report of Independent Registered Public Accounting Firm

accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/S/PricewaterhouseCoopers LLP
New York, New York
February 14, 2023

We have served as the auditor of one or more investment companies in the Credit Suisse Asset Management, LLC investment complex since 2020.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Credit Suisse Trust — Commodity Return Strategy Portfolio:

Opinion on the Consolidated Financial Statements

We have audited, before the effects of the adjustments to retrospectively apply the one for six reverse share split described in Note 6, the consolidated statement of assets and liabilities of Credit Suisse Trust — Commodity Return Strategy Portfolio (the Portfolio), including the consolidated schedule of investments, as of December 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the three-year period then ended. The consolidated financial statements before the effects of the adjustments described in Note 6 are not presented herein. In our opinion, the consolidated financial statements, before the effects of the adjustments to retrospectively apply the one for six reverse share split described in Note 6, and consolidated financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

We were not engaged to audit, review, or apply any procedures to the adjustments to retrospectively apply the one for six reverse share split described in Note 6 and, accordingly, we do not express an opinion or any other form of assurance about whether such adjustments are appropriate and have been properly applied. Those adjustments were audited by other auditors.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Report of Independent Registered Public Accounting Firm

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We served as the auditor of one or more Credit Suisse Asset Management, LLC investment companies from 2015 to 2019.

New York, New York
February 14, 2020

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Investment Management Agreement (unaudited)

In approving the renewal of the amended and restated investment management agreement (the "Investment Management Agreement") for the Commodity Return Strategy Portfolio (the "Portfolio"), a series of Credit Suisse Trust (the "Trust"), the Board of Trustees of the Trust (the "Board"), including all of the trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Independent Trustees"), at a special Zoom meeting held on November 9, 2022 where the Board discussed information and materials previously provided to them in connection with the renewal of the Investment Management Agreement, and at an in-person meeting held on November 14 and 15, 2022, considered the following factors:

Investment Management Fee Rates and Expenses

The Board reviewed and considered the contractual management fee rate of 0.59% of the Portfolio's average daily net assets (the"Contractual Management Fee") for the Portfolio in light of the extent and quality of the management services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"), the Portfolio's investment manager. The Board also considered that Credit Suisse has entered into a contractual expense limitation agreement ("Expense Limitation Agreement") limiting the Portfolio's total net expenses to 1.05% and 0.80% for Class 1 shares and Class 2 shares of the average daily net assets, respectively, until May 1, 2024.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Management Fee, the Portfolio's Contractual Management Fee less waivers and/or reimbursements ("Net Management Fee") and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Broadridge, an independent provider of investment company data. The Board noted that the Portfolio's Contractual Management Fee and Net Management Fee were within the range of its peers and overall expenses were above the range of its peers as presented in the Broadridge report. The Board was provided with a description of the methodology used to arrive at the funds included in the Expense Group and the Expense Universe.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Investment Management Agreement. The Board also noted information received at regular meetings throughout the year related to the services

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Investment Management Agreement (unaudited) (continued)

rendered by Credit Suisse which, in addition to portfolio management and investment management services set forth in the Investment Management Agreement, included credit analysis and research, supervising the day-to-day operations of the Portfolio's non-advisory functions which include accounting, administration, custody, transfer agent and other applicable third party service providers, overseeing and facilitating audits, overseeing the Portfolio's credit facility and supervising and/or preparing applicable Portfolio filings, disclosures and shareholder reports. The Board noted that the extensive investment management services provided by Credit Suisse included broad supervisory responsibility and oversight over other service providers to the Portfolio. The Board also considered Credit Suisse's compliance program with respect to the Portfolio. The Board noted that Credit Suisse reports to the Board about portfolio management and compliance matters on a periodic basis. The Board reviewed background information about Credit Suisse including its Form ADV Part 2 — Disclosure Brochure and Brochure Supplement. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments, as well as the resources provided to them. The Board evaluated the ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services. The Board acknowledged Credit Suisse's representation that the services provided to the Portfolio are more extensive than the services provided in connection with other types of accounts, such as separate accounts, offered by Credit Suisse and the services are also more extensive from those offered and provided to a sub-advised fund. The Board also considered that the services provided by Credit Suisse have expanded over time as a result of regulatory and other developments.

Portfolio Performance

The Board received and considered performance results of the Portfolio over the previous year as well as over longer time periods, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio provided in the Broadridge

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Investment Management Agreement (unaudited) (continued)

materials. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe. The Board noted that the Portfolio performed in line with its Performance Universe for the one-year period reported, and had varying performance compared to its Performance Universe over various longer investment periods reported. The Board also considered the investment performance of the Portfolio relative to its stated objectives.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Investment Management Agreement for the Portfolio, including any fee waivers, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board deliberations also reflected, in the context of Credit Suisse's profitability, Credit Suisse's methodology for allocating costs to the Portfolio, recognizing that cost allocation methodologies are inherently subjective. The Board also received net profitability information for the other funds in the Credit Suisse family of funds, which include both open-end and closed-end funds. The Board also reviewed Credit Suisse's profit margin as reflected in the profitability analysis, as well as reviewing profitability in light of appropriate court cases and the services rendered to the Portfolio.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that, if the Portfolio's asset levels grow, further economies of scale potentially could be realized and also noted the current expense limitations in place between the Portfolio and Credit Suisse. The Board received information regarding Credit Suisse's profitability in providing investment management services to the Portfolio, including Credit Suisse's costs in providing the services.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, benefits potentially derived from an increase in Credit

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Investment Management Agreement (unaudited) (continued)

Suisse's businesses and its reputation as a result of its relationship with the Portfolio (such as the ability to market its advisory services to other clients and investors including separate account or third party sub-advised mandates or other financial products offered by Credit Suisse and its affiliates), as well as the fees paid to an affiliate of Credit Suisse for distribution services.

The Board considered the standards Credit Suisse applied in seeking best execution and Credit Suisse's policies and practices regarding soft dollars and reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Other Factors and Broader Review

As discussed above, the Board reviewed detailed materials received from Credit Suisse as part of the annual approval process. The Board also reviews and assesses the quality of the services that the Portfolio receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports and Credit Suisse's compliance procedures.

Conclusions

In selecting Credit Suisse, and approving the renewal of the Investment Management Agreement and the investment management fee under such agreement, the Board concluded that:

•  The Contractual Management Fee and Net Management Fee, reviewed along with information provided by Broadridge for the funds in the Portfolio's Expense Group and Expense Universe, were reasonable in relation to the services provided by Credit Suisse.

•  The Board was satisfied with the nature, extent and quality of the investment management services provided to the Portfolio by Credit Suisse in a challenging commodities environment and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Investment Management Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment managers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to waive fees (by agreeing to an expense

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Investment Management Agreement (unaudited) (continued)

limitation), Credit Suisse's net profitability based on fees payable under the Investment Management Agreement, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

•  In light of the information received and considered by the Board, the Portfolio's current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the renewal of the Investment Management Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Laura A. DeFelice c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1959)	Trustee, Nominating and Audit Committee member	Since 2017	Partner of Acacia Properties LLC (multi-family and commercial real estate ownership and operation) from 2008 to present; Stonegate Advisors LLC (renewable energy and energy efficiency) from 2007 to present.	9	Director of the Lyric Opera of Chicago (performing arts) from December 2021 to present.
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1946)	Trustee, Nominating and Audit Committee member	Since Portfolio Inception	Dean Emeritus of Yale School of Management from July 2015 to present.	9

Director of Aetna, Inc. (insurance company) from January 1999 to 2019; Director of CarMax Group (used car dealers) from January 2002 to 2019; Director of Miller Buckfire & Co., LLC (financial restructuring) from January 2008 to 2019.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. The Board may determine to extend the terms of Trustees beyond age 75 on a case-by-case basis. Each officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Mahendra R. Gupta c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1956)	Trustee, Nominating Committee member and Audit Committee Chairman	Since 2017	Professor, Washington University in St. Louis from July 1990 to present; Partner, R.J. Mithaiwala (food manufacturing and retail, India) from March 1977 to present; Partner, F.F.B. Corporation (agriculture, India) from March 1977 to present; Partner, RPMG Research Corporation (benchmark research) from July 2001 to present.	9

Director of Caleres Inc. (footwear) from May 2012 to present; Chair of the finance committee at the foundation of Barnes Jewish Hospital (healthcare) from January 2018 to present; Director of First Bank (finance) from February 2022 to present; Director of ENDI Corporation (finance) from April 2022 to present; Director of The Oasis Institute (not-for-profit) from February 2022 to present; Director of the Consortium for Graduate Study in Management from November 2017 to present; Director of Koch Development Corporation (Real Estate Developement) from November 2017 to December 2020; Director of Supernova (Fin-tech) from June 2014 to September 2018; Director of the Guardian Angels of St. Louis (not-forprofit) from July 2015 to December 2021.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. The Board may determine to extend the terms of Trustees beyond age 75 on a case-by-case basis. Each officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Steven N. Rappaport c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1948)	Chairman of the Board, Nominating Committee Chairman and Audit Committee member	Trustee since Portfolio Inception and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holdings, LLC (publication job postings) from November 2013 to 2018.	9

Director of abrdn Emerging Markets Equity Income Fund, Inc. (a closed-end investment company); Director of abrdn Funds (20 open-end portfolios); Director of iCAD, Inc. (surgical & medical instruments & apparatus company) from 2006 to 2018.

Interested Trustee
John G. Popp[2] Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1956)	Trustee, Chief Executive Officer and President	Trustee since 2017 Chief Executive Officer and President since 2010	Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investments Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds.	9	None.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. The Board may determine to extend the terms of Trustees beyond age 75 on a case-by-case basis. Each officer serves until his or her respective successor has been duly elected and qualified.

2 Mr. Popp is an "interested person" of the Trust, as defined in the 1940 Act, by virtue of his current position as an officer of Credit Suisse.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*
Rachael Hoffman Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1984)	Chief Compliance Officer	Since 2022

Ad Interim Chief Compliance Officer of the Asset Management division of Credit Suisse Group AG since November 2022; Director and Chief Compliance Officer Asset Management Americas of Credit Suisse since June 2022; Vice President, Compliance, Goldman Sachs from February 2021 to June 2022; Vice President, Compliance, New York Life Investments from October 2019 to January 2021; Vice President, Compliance, Goldman Sachs from June 2018 to September 2019; Senior Compliance Officer, Aberdeen Standard Investments, October 2012 to May 2018; Associated with Credit Suisse since June 2022; Officer of other Credit Suisse Funds.

Lou Anne McInnis Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015

Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Omar Tariq Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1983)	Chief Financial Officer and Treasurer	Since 2019	Director of Credit Suisse since 2019; Senior Manager of PricewaterhouseCoopers,LLP from September 2010 to March 2019; Officer of other Credit Suisse Funds.
Karen Regan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

*  The officers of the Portfolio shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Portfolio's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Portfolio's Forms N-PORT and N-Q are available on the SEC's website at www.sec.gov.

P.O. BOX 219916, KANSAS CITY, MO 64121-9916

877-870-2874 ◼ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  TRCOM-AR-1222

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 13(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2022. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2022.

Item 3. Audit Committee Financial Expert.

The registrant's governing board has determined that it has two audit committee financial experts serving on its audit committee: Mahendra R. Gupta and Steven N. Rappaport. Each audit committee financial expert is "independent" for purposes of this item.

Item 4. Principal Accountant Fees and Services.

a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended December 31, 2021 and December 31, 2022.

	2021	2022
Audit Fees	$54,700	$54,700
Audit-Related Fees[1]	$-	$-
Tax Fees[2]	$4,000	$4,500
All Other Fees	$-	$-
Total	$58,700	$59,200

1 Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($0 for 2021 and $0 for 2022).

2 Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2021 and December 31, 2022.

	2021	2022
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2021	2022
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2021 and December 31, 2022:

	2021	2022
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2021 and December 31, 2022 were $4,000 and $4,500, respectively.

(h) Not Applicable.

(i) Not Applicable.

(j) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(other) Iran related activities disclosure requirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE TRUST

/s/ John G. Popp
Name: John G. Popp
Title: Chief Executive Officer and President
Date: February 16, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name: John G. Popp
Title: Chief Executive Officer and President
Date: February 16, 2023

/s/ Omar Tariq
Name: Omar Tariq
Title: Chief Financial Officer and Treasurer
Date: February 16, 2023